================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 2, 2006

                          VISHAY INTERTECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                    1-7416                 38-1686453
  ----------------------------        ------------         -------------------
  (State or other jurisdiction        (Commission           (I.R.S. Employer
        of incorporation)             File Number)         Identification No.)

               63 Lincoln Highway
                Malvern, PA 19355                              19355-2143
   ----------------------------------------                    ----------
   (Address of principal executive offices)                    (Zip Code)

         Registrant's telephone number, including area code 610-644-1300


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 2, 2006, Vishay Intertechnology, Inc. issued a press release announcing its financial results for the fiscal quarter ended April 1, 2006. A copy of the press release is furnished as Exhibit 99 to this report.

ITEM 7.01 - REGULATION FD DISCLOSURE

Computational Note on Earnings Per Share

The holders of the Company's convertible Liquid Yield Option(TM) Notes ("LYONs") have the option to require the Company to repurchase their LYONs at their accreted value at June 4, 2006. The number of LYONs surrendered by holders will have an impact on the weighted average shares outstanding used for earnings per share in future periods. The Company intends to update its disclosures of the approximate weighted average shares outstanding expected to be used in earnings per share computations in future periods after the June 4, 2006 purchase date.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.   Description
----------    ------------------------------------------------------------------
    99        Press release dated May 2, 2006

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2006

                                            VISHAY INTERTECHNOLOGY, INC.


                                            By:    /s/ Richard N. Grubb
                                                   -----------------------------
                                            Name:  Richard N. Grubb
                                            Title: Executive Vice President and
                                                   Chief Financial Officer